UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2019 (July 2, 2019)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CZR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Caesars Entertainment Corporation (the “Company”) held its reconvened annual meeting of shareholders on July 2, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders were requested to: (1) elect eight directors to serve until the 2020 annual meeting of shareholders of the Company or until their successors are duly elected and qualified; (2) to approve, on an advisory, non-binding basis, named executive officer compensation; (3) to select, on an advisory, non-binding basis, the frequency of future advisory votes on named executive officer compensation; (4) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; (5) to approve a proposed amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Existing Charter”) to enable shareholders who beneficially own at least 15% of the Company’s outstanding common stock to call special meetings (such amendment, the “Special Meeting Charter Amendment”); and (6) to approve a proposed amendment to the Existing Charter to limit the terms upon which the Company may adopt any “rights plan” or “poison pill” (such amendment, the “Rights Plan Charter Amendment”). Copies of the proposed Special Meeting Charter Amendment and Rights Plan Charter Amendment were filed with the Securities and Exchange Commission on May 15, 2019 as Annexes A and B, respectively, to the Company’s Definitive Proxy Statement on Schedule 14A. The voting results were as follows:

Proposal 1: Election of Directors.

	For	Withhold	Broker Non-Votes
Thomas Benninger	538,095,151	12,584,375	54,521,468
Juliana Chugg	532,837,468	17,842,058	54,521,468
Keith Cozza	496,829,622	53,849,904	54,521,468
John Dionne	538,084,977	12,594,549	54,521,468
James Hunt	535,746,899	14,932,627	54,521,468
Courtney Mather	493,848,867	56,830,659	54,521,468
Anthony Rodio	538,423,360	12,256,166	54,521,468
Richard Schifter	530,565,070	20,114,456	54,521,468

Proposal 2: To Approve, on an Advisory, Non-binding Basis, Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes
421,042,679	128,949,729	687,118	54,521,468

Proposal 3: To Select, on an Advisory, Non-binding Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
542,097,655	198,565	7,513,535	869,771	54,521,468

In accordance with the shareholder vote on Proposal 3, the Board of Directors of the Company has determined to hold its advisory vote on executive compensation every year, until the next required vote on the frequency of such votes.

Proposal 4: To Ratify the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
600,506,754	4,003,145	691,095	N/A

Proposal 5: To Approve a Proposed Amendment to the Existing Charter to Enable Shareholders Who Beneficially Own at least 15% of the Company’s Outstanding Common Stock to Call Special Meetings.

For	Against	Abstain	Broker Non-Votes
547,014,477	3,141,154	523,895	54,521,468

Proposal 6: To Approve a proposed Amendment to the Existing Charter to limit the terms upon which the Company may adopt any “Rights Plan” or “Poison Pill”.

For	Against	Abstain	Broker Non-Votes
529,564,172	5,301,205	15,814,149	54,521,468

Item 8.01 Other Events.

The Special Meeting Charter Amendment and the Rights Plan Charter Amendment were filed with the Secretary of State of the State of Delaware on July, 2, 2019. The Special Meeting Charter Amendment and the Rights Plan Charter Amendment are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation.

3.2	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2019	CAESARS ENTERTAINMENT CORPORATION

	By:	/s/ Renee Becker
Renee Becker
Vice President & Chief Counsel, Corporate & Securities